EXHIBIT 99-C


NATIONAL DATACOMPUTER, INC.
BALANCE SHEET
AS OF DECEMBER 29, 1996


                                                                                                              (Unaudited)

Assets
Current Assets:
     Cash and cash equivalents                                                                         $             722,285
     Accounts receivable, less allowance for doubtful accounts                                                       621,037
     Inventories                                                                                                   1,479,153
     Other current assets                                                                                            143,741
                                                                                                       ----------------------

         Total current assets                                                                                      2,966,216

Property and equipment, net                                                                                          244,530
                                                                                                       ----------------------

                                                                                                       $           3,210,746
                                                                                                       ======================

Liabilities and stockholders' equity (deficit)
Current Liabilities:
     Accounts payable                                                                                  $             125,454
     Accrued payroll and related taxes                                                                               171,104
     Accrued commissions                                                                                              34,695
     Accrued expenses                                                                                                556,631
     Deferred revenues, current portion                                                                              486,228
     Capital lease, current portion                                                                                   21,424
                                                                                                       ----------------------

         Total current liabilities                                                                     $           1,395,536

Capital Lease                                                                                                        114,828
Deferred revenues                                                                                                    267,540
                                                                                                       ----------------------

                                                                                                       $           1,777,904
                                                                                                       ----------------------

Stockholders' equity (deficit)
     Common Stock                                                                                      $              99,052
     Preferred Stock                                                                                               3,685,206
     Additional Paid in Capital                                                                                    9,673,059
     Stock Compensation                                                                                             (124,769)
     Notes receivable - employees                                                                                   (351,269)
     Accumulated deficit                                                                                          (9,505,847)
     Y.T.D. Net Loss (1996)                                                                                       (2,042,590)
                                                                                                       ----------------------

         Total stockholders' equity (deficit)                                                          $           1,432,842
                                                                                                       ----------------------

                                                                                                       $           3,210,746
                                                                                                       ======================


NATIONAL DATACOMPUTER, INC.
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 29, 1996



                                                                                          (Unaudited)
Revenues
       Net product revenue                                                          $           4,003,376
       Service and other revenue                                                                1,028,638
                                                                                    ----------------------

                                                                                                5,032,014

Cost of sales and services                                                                      2,445,911
                                                                                    ----------------------

                                                                                                2,586,103
                                                                                    ----------------------

Operating expenses:
       Research and development                                                                 1,302,678
       Selling, general and administrative                                                      3,333,966
                                                                                    ----------------------

                                                                                                4,636,644
                                                                                    ----------------------

Income (loss) from operation                                                        $          (2,050,541)

Other income (expense):
       Interest income                                                                             33,865
       Interest expense                                                                           (25,914)
                                                                                    ----------------------

Net loss                                                                            $          (2,042,590)
                                                                                    ======================

Adjusted net loss  per share                                                        $               (1.86)
                                                                                    ======================

Weighted average shares and dilutive
       shares equivalent outstanding                                                            1,207,026
                                                                                    ======================


NATIONAL DATACOMPUTER, INC.
STATEMENT OF CASH FLOWS
INCREASE (DECREASE) IN CASH
FOR THE 12 MONTHS ENDED DECEMBER 29, 1996


                                                                                                (Unaudited)

Cash flows from operating activities:
     Net income (loss)                                                                     $        (2,042,590)
     Adjustments to reconcile net income (loss) to net
          cash provided by (used for) operating activities:
          Depreciation and amortization                                                                 83,973
          Stock compensation                                                                            31,192
          Gain on sale of property and equipment                                                        (1,780)
          Changes in assets and liabilities:
              (Increase) decrease in accounts receivable                                               577,857
              (Increase) decrease in inventories                                                      (206,229)
              (Increase) decrease in other current assets                                             (126,609)
              (Decrease) increase in accounts payable                                                 (208,537)
              (Decrease) increase in accrued expenses
                   and deferred compensation                                                          (567,463)
              (Decrease) increase in deferred revenues                                                (122,344)
                                                                                           --------------------

     Net cash provided by (used for) operating activities                                           (2,582,530)
                                                                                           --------------------

Cash flow from investing activities:
     Purchase of property and equipment                                                                (24,294)
     Proceeds from sale of property and equipment                                                        5,650
                                                                                           --------------------

     Net cash used for investing activities                                                           ($18,644)
                                                                                           --------------------

Cash flow from financing activities:
     Proceeds from Series B  preferred stock, net of issuance costs                                  3,685,206
     Repayment of borrowings                                                                          (456,102)
     Proceeds from issuance of stock                                                                    50,000
     Investment receivable                                                                              50,268
     Stock offering cost                                                                                (6,383)
                                                                                           --------------------

     Net cash provided by (used for) finincing activities                                            3,322,989
                                                                                           --------------------

Net increase (decrease) in cash and cash equivalent                                                    721,815
Cash at beginning of year                                                                                  470
                                                                                           --------------------

Cash and cash equivalent  at end of period                                                 $           722,285
                                                                                           ====================








NATIONAL DATACOMPUTER, INC.
STATEMENT OF STOCKHOLDERS'  EQUITY
AS OF DECEMBER 29, 1996

                                                                              NOTES                                      (UNAUDITED)
                                                                            RECEIVABLE           STOCK                      TOTAL
                                                                              FROM     STOCK  SUBSCRIPTION  ACCUMULATED
                             PREFERRED STOCK           COMMON STOCK         EMPLOYEES   COMP   RECEIVABLE     DEFICIT
                           -------------------  --------------------------  ---------- -----  ------------  -----------  -----------
                                  NET ISSUANCE             PAR       APIC
                           SHARES    PRICE      SHARES     VALUE



Balance at 12/31/95                            4,677,743  $93,555 $9,438,978 ($351,269)        ($50,268)   ($9,297,847)   ($166,851)
------------------------------------------------------------------------------------------------------------------------------------
Net loss                                                                                                    (2,042,590) ($2,042,590)
------------------------------------------------------------------------------------------------------------------------------------
Cost for previous placem                                            ($6,383)                                                ($6,383)
------------------------------------------------------------------------------------------------------------------------------------
Payment                                                                                         $50,268                     $50,268
------------------------------------------------------------------------------------------------------------------------------------
Issuance of preferred      4,200  $3,685,206                                                                             $3,685,206
------------------------------------------------------------------------------------------------------------------------------------
Issuance of shares                               260,612   $5,212  $200,749      $0   ($124,769)                            $81,192
------------------------------------------------------------------------------------------------------------------------------------
Accr interest on preferred                                                                                   ($208,000)   ($208,000)
------------------------------------------------------------------------------------------------------------------------------------
Payment of interest                               14,230     $285   $39,715                                                 $40,000
------------------------------------------------------------------------------------------------------------------------------------
Adj                                                   31                                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
Reverse stock split                           (3,714,462)                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Balance 12/29/96          4,200  $3,685,206    1,238,154  $99,052 $9,673,059 ($351,269) ($124,769)  $0    ($11,548,437)  $1,432,842
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